UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

AmeriVest Properties Inc.
(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222
(Address of principal executive offices)

(303) 297-1800
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.              Results of Operations and Financial Condition.

On May 4, 2005, AmeriVest Properties Inc. (“AmeriVest”) announced its consolidated financial results for the quarter ended March 31, 2005.  A copy of AmeriVest’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of AmeriVest’s First Quarter 2005 Supplemental Operating and Financial Information package is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by AmeriVest under the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits:

Exhibit 99.1	Press Release, dated May 4, 2005.

Exhibit 99.2	First Quarter 2005 Supplemental Operating and Financial Information, dated May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: May 5, 2005
	By:	/s/ Kathryn L. Hale
Kathryn L. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 4, 2005.
99.2	First Quarter 2005 Supplemental Operating and Financial Information, dated May 4, 2005.